SECURITIES & EXCHANGE COMMISSION

Washington, D.C.

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES AND EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  January 26, 2004

AEP INDUSTRIES INC.

(Exact Name of Registrant as Specified in its Charter)

DELAWARE	0-14450	22-1916107
(Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

125 Phillips Avenue, South Hackensack, New Jersey

07606

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: (201) 641-6600

Item 12.  Results of Operations and Financial Condition

On January 26, 2004, AEP Industries Inc. (the “Company”) issued a press release reporting its fiscal 2003 fourth quarter and year-end results of operations.  A correction to the release was subsequently issued.  The release, as corrected, is attached and being furnished as Exhibit 99.1.

On January 26, 2004, the Company held an investor conference call regarding its fiscal 2003 fourth quarter and year-end results of operations.  A transcript of the conference call is attached and being furnished as Exhibit 99.2.

Exhibit Index

Exhibit Number	Description

99.1	Press release reporting fiscal 2003 fourth quarter and year-end results of operations
99.2	Transcript of January 26, 2004 investor conference call

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AEP INDUSTRIES INC.
(Registrant)

January 27, 2004	/s/ Lawrence R. Noll

Lawrence R. Noll
Vice President and Controller